                                   EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Century Bancshares, Inc. a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph S. Bracewell, the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1997, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 17 day of March, 1998.


/s/ GEORGE CONTIS
- --------------------

                                   EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Century Bancshares, Inc. a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph S. Bracewell, the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1997, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 17 day of March, 1998.


/s/ JOHN R. COPE
- --------------------

                                   EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Century Bancshares, Inc. a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph S. Bracewell, the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1997, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 17 day of March, 1998.


/s/ BERNARD J. CRAVATH
- ----------------------------------

                                   EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Century Bancshares, Inc. a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph S. Bracewell, the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1997, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 17 day of March, 1998.


/s/ NEAL R. GROSS
- ---------------------------

                                   EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Century Bancshares, Inc. a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph S. Bracewell, the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1997, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 17 day of March, 1998.


/s/ JOSEPH H. KOONZ, Jr.
- ------------------------------------

                                   EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Century Bancshares, Inc. a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph S. Bracewell, the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1997, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 17 day of March, 1998.


/s/ WILLIAM C. OLDAKER
-----------------------------------